UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2014

Item 1.	Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2014 Unaudited

	Shares	Value

Common Stocks—69.3%

Consumer Discretionary—9.9%

Auto Components—0.5%

Continental AG	6,291	$1,360,426

Delphi Automotive plc	27,320	1,824,976

Gentherm, Inc.[1]	30,280	1,267,218

Johnson Controls, Inc.	46,260	2,185,322

Magna International, Inc.	9,420	1,011,708

Tenneco, Inc.[1]	13,135	836,700

		8,486,350

Automobiles—0.3%

Astra International Tbk PT	3,276,500	2,183,070

Bayerische Motoren Werke (BMW) AG	14,635	1,749,913

Daimler AG, Sponsored ADR	14,710	1,209,751

Ford Motor Co.	29,350	499,537

		5,642,271

Diversified Consumer Services—0.5%

Apollo Education Group, Inc.[1]	32,890	918,618

Benesse Holdings, Inc.	19,200	724,935

Bright Horizons Family Solutions, Inc.[1]	21,522	894,670

Dignity plc	38,598	898,921

Estacio Participacoes SA	98,400	1,220,919

Grand Canyon Education, Inc.[1]	23,420	1,007,060

Kroton Educacional SA	46,185	1,229,971

LifeLock, Inc.[1]	42,370	588,096

Marico Kaya Enterprises Ltd.[1]	1,228	5,969

New Oriental Education & Technology Group, Inc., Sponsored ADR	55,910	1,093,040

		8,582,199

Hotels, Restaurants & Leisure—1.5%

Buffalo Wild Wings, Inc.[1]	15,470	2,248,100

Carnival Corp.	42,490	1,538,988

Chipotle Mexican Grill, Inc.[1]	2,270	1,526,575

Chuy’s Holdings, Inc.[1]	23,380	669,837

Domino’s Pizza Group plc	128,220	1,180,748

Fiesta Restaurant Group, Inc.[1]	28,700	1,302,406

Genting Bhd	520,000	1,604,172

GTECH SpA	46,753	1,123,362

Home Inns & Hotels Management, Inc., ADR[1]	19,680	702,182

Jollibee Foods Corp.	243,130	988,249

McDonald’s Corp.	41,750	3,947,880

MGM Resorts International[1]	56,750	1,523,170

Red Robin Gourmet Burgers, Inc.[1]	16,010	1,030,404

Revel Entertainment, Inc.[1]	5,092	—

Royal Caribbean Cruises Ltd.	30,460	1,816,939

William Hill plc	320,954	1,901,413

Wynn Resorts Ltd.	9,010	1,920,932

		25,025,357

Household Durables—0.3%

Cyrela Brazil Realty SA Empreendimentos e Participacoes	100,200	555,158

1  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Household Durables (Continued)

GoPro, Inc., Cl. A1	14,621	$701,369

Harman International Industries, Inc.	20,870	2,265,438

Newell Rubbermaid, Inc.	27,360	888,653

SEB SA	13,820	1,117,399

		5,528,017

Internet & Catalog Retail—0.4%

Amazon.com, Inc.[1]	1,596	499,532

B2W Cia Digital[1]	18,804	269,783

B2W Cia Digital[1]	31,117	458,097

Ctrip.com International Ltd., ADR[1]	23,010	1,473,330

JD.com, Inc., ADR[1]	44,579	1,274,068

Priceline.com, Inc. (The)[1]	230	285,764

RetailMeNot, Inc.[1]	14,650	358,339

TripAdvisor, Inc.[1]	14,500	1,375,180

Yoox SpA[1]	38,559	1,012,184

		7,006,277

Media—2.5%

British Sky Broadcasting Group plc	111,902	1,652,875

Cinemark Holdings, Inc.	25,850	847,880

Comcast Corp., Cl. A	26,740	1,436,740

Grupo Televisa SAB, Sponsored ADR	72,557	2,582,304

Liberty Global plc, Cl. A1	3,739	155,542

Liberty Global plc, Series C1	9,331	373,147

MDC Partners, Inc., Cl. A	45,160	931,199

Naspers Ltd., Cl. N	7,289	895,232

SES SA, FDR	42,030	1,541,407

Time Warner, Inc.	56,428	4,684,653

Twenty-First Century Fox, Inc., Cl. A2	76,690	2,429,539

Twenty-First Century Fox, Inc., Cl. B	74,620	2,362,469

Viacom, Inc., Cl. B	17,290	1,429,364

Walt Disney Co. (The)	196,776	16,899,123

Zee Entertainment Enterprises Ltd.	920,609	4,422,742

		42,644,216

Multiline Retail—0.1%

Dollarama, Inc.	21,400	1,761,498

Shinsegae Co. Ltd.	2,571	584,202

		2,345,700

Specialty Retail—1.3%

Gap, Inc. (The)	25,250	1,012,777

Inditex SA	291,180	8,485,737

Lithia Motors, Inc., Cl. A	20,970	1,863,184

Tiffany & Co.	104,083	10,159,542

TJX Cos., Inc. (The)	11,376	606,227

		22,127,467

Textiles, Apparel & Luxury Goods—2.5%

Brunello Cucinelli SpA	11,590	259,637

Burberry Group plc	74,427	1,768,430

2  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

Cie Financiere Richemont SA	33,772	$3,213,968

Deckers Outdoor Corp.[1]	12,550	1,110,801

G-III Apparel Group Ltd.[1]	13,230	1,027,574

Kering	39,520	8,435,876

lululemon athletica, Inc.[1]	48,900	1,881,183

Luxottica Group SpA	11,535	636,987

LVMH Moet Hennessy Louis Vuitton SA	57,780	9,913,385

Nike, Inc., Cl. B	30,852	2,379,615

Prada SpA	550,700	3,903,637

Skechers U.S.A., Inc., Cl. A1	23,916	1,247,698

Swatch Group AG (The)	2,880	1,541,718

Tod’s SpA	23,344	2,554,811

VF Corp.	47,390	2,903,585

		42,778,905

Consumer Staples—5.8%

Beverages—1.8%

AMBEV SA, ADR	443,210	3,053,717

Anadolu Efes Biracilik Ve Malt Sanayii AS1	73,650	892,885

Boston Beer Co., Inc. (The), Cl. A1	2,970	654,588

Brown-Forman Corp., Cl. B	43,670	3,784,005

Carlsberg AS, Cl. B	19,563	1,870,256

Coca-Cola Enterprises, Inc.	65,100	2,958,795

Diageo plc	61,095	1,837,847

Fomento Economico Mexicano SAB de CV, ADR	39,216	3,681,990

Fomento Economico Mexicano SAB de CV, UBD	135,722	1,276,321

Heineken NV	20,737	1,456,029

Nigerian Breweries plc	611,085	679,780

PepsiCo, Inc.	35,350	3,114,335

Pernod-Ricard SA	23,980	2,686,728

SABMiller plc	46,670	2,542,440

Tsingtao Brewery Co. Ltd., Cl. H	72,000	587,090

		31,076,806

Food & Staples Retailing—1.2%

Almacenes Exito SA	43,892	708,635

Almacenes Exito SA, GDR[3]	57,600	926,727

BIM Birlesik Magazalar AS	31,202	738,927

Cencosud SA	420,359	1,308,042

Costco Wholesale Corp.	23,095	2,714,586

CP ALL PCL	2,181,900	3,139,979

CVS Caremark Corp.	66,160	5,051,978

InRetail Peru Corp.[1,3]	12,850	202,034

Magnit	12,873	3,272,427

Walgreen Co.	27,600	1,898,052

		19,961,387

Food Products—1.7%

Aryzta AG1	21,026	1,902,608

Barry Callebaut AG1	1,114	1,368,998

Boulder Brands, Inc.[1]	63,290	718,342

ConAgra Foods, Inc.	19,850	598,081

3  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food Products (Continued)

DANONE SA	18,130	$1,309,419

Hershey Co. (The)	26,600	2,344,790

J&J Snack Foods Corp.	9,084	818,378

Kraft Foods Group, Inc.	27,260	1,460,727

Nestle SA	52,073	3,865,696

Sanderson Farms, Inc.	7,868	716,696

Saputo, Inc.	11,230	696,963

SunOpta, Inc.[1]	51,116	631,794

Tingyi Cayman Islands Holding Corp.	738,000	2,107,363

Ulker Biskuvi Sanayi AS	45,215	350,011

Unilever plc	207,104	8,968,649

Want Want China Holdings Ltd.	1,220,000	1,671,914

		29,530,429

Household Products—0.7%

Colgate-Palmolive Co.	121,810	7,722,754

Hindustan Unilever Ltd.	26,093	294,439

Reckitt Benckiser Group plc	19,405	1,712,412

Reckitt Benckiser Group plc, Sponsored ADR	105,190	1,881,849

Unilever Indonesia Tbk PT	121,000	321,137

		11,932,591

Personal Products—0.2%

Colgate-Palmolive India Ltd.	34,752	899,930

L’Oreal SA	1,470	248,246

Marico Ltd.	120,272	506,554

Natura Cosmeticos SA	77,700	1,209,979

		2,864,709

Tobacco—0.2%

Lorillard, Inc.	47,470	2,870,986

Swedish Match AB	27,545	901,344

		3,772,330

Energy—4.6%

Energy Equipment & Services—1.7%

C&J Energy Services, Inc.[1]	30,030	899,699

Cameron International Corp.[1]	8,173	579,547

China Oilfield Services Ltd., Cl. H	246,000	617,371

Dril-Quip, Inc.[1]	6,980	703,375

Eurasia Drilling Co. Ltd., GDR	18,190	552,005

Forum Energy Technologies, Inc.[1]	23,776	791,503

Halliburton Co.	46,170	3,185,268

Hunting plc	6,290	92,254

Matrix Service Co.[1]	22,310	599,024

National Oilwell Varco, Inc.	19,630	1,590,815

Oceaneering International, Inc.	11,280	766,025

Saipem SpA[1]	56,113	1,305,553

Schlumberger Ltd.	43,338	4,697,406

Schoeller-Bleckmann Oilfield Equipment AG	6,581	779,585

Technip SA	81,820	7,524,155

Tenaris SA, ADR	47,420	2,037,637

4  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Energy Equipment & Services (Continued)

Transocean Ltd.	56,920	$2,296,153

		29,017,375

Oil, Gas & Consumable Fuels—2.9%

Anadarko Petroleum Corp.	26,660	2,848,621

Antero Resources Corp.[1]	4,800	277,248

Athlon Energy, Inc.[1]	29,120	1,387,859

BP plc, Sponsored ADR	41,190	2,017,074

Chevron Corp.	17,242	2,228,356

Cimarex Energy Co.	1,960	272,479

CNOOC Ltd.	742,000	1,314,662

ConocoPhillips[2]	36,920	3,045,900

Diamondback Energy, Inc.[1]	24,990	2,054,928

Enbridge, Inc.	44,950	2,201,651

EOG Resources, Inc.	23,390	2,559,802

Gazprom OAO, Sponsored ADR	220,450	1,618,282

Genel Energy plc[1]	35,670	599,194

Koninklijke Vopak NV	33,786	1,563,988

Matador Resources Co.[1]	27,410	741,166

NovaTek OAO, Sponsored GDR	28,000	2,886,407

Oasis Petroleum, Inc.[1]	15,600	833,820

Occidental Petroleum Corp.	45,500	4,445,805

Parsley Energy, Inc., Cl. A1	20,402	460,473

Petroleo Brasileiro SA, Cl. A, Sponsored ADR	197,400	3,320,268

Phillips 66	15,350	1,245,039

Pioneer Natural Resources Co.	3,120	690,955

Repsol SA	121,875	3,025,501

Suncor Energy, Inc.	127,750	5,246,693

Tullow Oil plc	156,801	1,920,898

		48,807,069

Financials—11.1%

Capital Markets—2.5%

Ameriprise Financial, Inc.	22,950	2,744,820

Artisan Partners Asset Management, Inc., Cl. A	13,060	680,426

Charles Schwab Corp. (The)	113,710	3,155,453

Credit Suisse Group AG1	138,271	3,758,555

Deutsche Bank AG	177,508	6,099,819

Evercore Partners, Inc., Cl. A	20,860	1,138,122

Goldman Sachs Group, Inc. (The)	45,820	7,920,903

HFF, Inc., Cl. A	20,345	690,916

ICAP plc	253,323	1,480,709

Invesco Ltd.	88,710	3,338,157

Morgan Stanley	105,720	3,418,985

Northern Trust Corp.	8,750	585,288

Tullett Prebon plc	83,870	350,744

UBS AG1	493,116	8,468,873

		43,831,770

Commercial Banks—3.4%

Banco Bilbao Vizcaya Argentaria SA	482,550	5,937,987

Banco Bradesco SA, ADR	46,060	703,797

5  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks (Continued)

Bancolombia SA, Sponsored ADR	12,490	$779,501

Bank of America Corp.	49,310	751,978

Bank of the Ozarks, Inc.	32,660	1,004,948

Citigroup, Inc.	245,290	11,997,134

Commercial International Bank Egypt SAE	136,564	808,159

Grupo Financiero Banorte SAB de CV, Cl. O	184,414	1,226,869

Grupo Financiero Inbursa SAB de CV, Cl. O	313,127	956,909

Guaranty Trust Bank plc	2,866,834	529,098

HSBC Holdings plc	62,800	674,691

ICICI Bank Ltd., Sponsored ADR	189,400	9,473,788

JPMorgan Chase & Co.	47,172	2,720,409

KeyCorp	119,810	1,622,227

PNC Financial Services Group, Inc.	22,220	1,834,483

Signature Bank[1]	15,870	1,815,369

Societe Generale SA	60,460	3,021,278

South State Corp.	10,734	623,753

Square 1 Financial, Inc., Cl. A1	3,340	63,660

Sumitomo Mitsui Financial Group, Inc.	88,000	3,602,609

Turkiye Garanti Bankasi AS	201,008	822,601

U.S. Bancorp	48,100	2,021,643

Wells Fargo & Co.	57,314	2,917,283

Western Alliance Bancorp[1]	47,990	1,098,971

Zenith Bank plc	3,525,007	546,060

Zions Bancorp.	30,871	889,702

		58,444,907

Consumer Finance—0.5%

American Express Co.	17,216	1,515,008

Capital One Financial Corp.	36,920	2,936,617

Discover Financial Services	47,990	2,930,269

Navient Corp.	46,190	794,468

Shriram Transport Finance Co. Ltd.	8,039	119,414

		8,295,776

Diversified Financial Services—1.3%

BM&FBovespa SA	1,133,000	6,047,661

CME Group, Inc., Cl. A	9,230	682,466

FNFV Group[1]	29,230	478,203

Grupo de Inversiones Suramericana SA	31,337	697,957

Haci Omer Sabanci Holding AS	333,710	1,554,924

Hong Kong Exchanges & Clearing Ltd.	61,996	1,381,677

McGraw Hill Financial, Inc.	116,130	9,315,948

Moscow Exchange (The)	1,322,277	2,087,073

		22,245,909

Insurance—2.5%

Aflac, Inc.	19,680	1,175,683

AIA Group Ltd.	379,200	2,036,168

Allianz SE	42,566	7,114,872

Allstate Corp. (The)	32,650	1,908,392

American International Group, Inc.	72,010	3,743,080

Aon plc	64,550	5,445,438

6  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Insurance (Continued)

China Life Insurance Co. Ltd., Cl. H	2,000	$5,976

Dai-ichi Life Insurance Co. Ltd. (The)	305,400	4,328,029

FNF Group[1]	87,700	2,377,547

MetLife, Inc.	46,600	2,451,160

Old Mutual plc	349,609	1,150,630

Prudential plc	403,962	9,302,010

Sul America SA	100,060	602,014

Sun Life Financial, Inc.	18,350	699,685

		42,340,684

Real Estate Investment Trusts (REITs)—0.2%

American Tower Corp., Cl. A	16,210	1,530,062

Pebblebrook Hotel Trust	22,917	834,179

Public Storage	8,950	1,535,909

		3,900,150

Real Estate Management & Development—0.5%

DLF Ltd.[1]	1,169,008	3,818,586

Hang Lung Group Ltd.	129,500	694,923

Hang Lung Properties Ltd.	684,570	2,113,797

Multiplan Empreendimentos Imobiliarios SA	3,300	78,400

SM Prime Holdings, Inc.	2,819,103	991,075

Soho China Ltd.	926,500	777,151

Wallace Theater Holdings, Inc.[1,4]	430	4

		8,473,936

Thrifts & Mortgage Finance—0.2%

Housing Development Finance Corp. Ltd.	181,201	3,180,013

Health Care—10.2%

Biotechnology—2.5%

Amgen, Inc.	35,420	4,512,154

Biogen Idec, Inc.[1]	24,320	8,132,365

Celgene Corp.[1]	27,756	2,418,935

Celldex Therapeutics, Inc.[1]	160,310	2,098,458

Cepheid, Inc.[1]	22,910	862,332

Circassia Pharmaceuticals plc[1]	349,220	1,742,622

Clovis Oncology, Inc.[1]	25,380	925,101

CSL Ltd.	24,600	1,539,965

Cubist Pharmaceuticals, Inc.[1]	11,370	692,433

Gilead Sciences, Inc.[1]	114,300	10,464,165

Grifols SA	37,645	1,694,634

InterMune, Inc.[1]	14,580	639,625

Medivation, Inc.[1]	20,320	1,508,354

NPS Pharmaceuticals, Inc.[1]	26,150	730,631

Vertex Pharmaceuticals, Inc.[1]	46,385	4,124,090

		42,085,864

Health Care Equipment & Supplies—1.5%

Baxter International, Inc.	26,500	1,979,285

Becton Dickinson & Co.	6,240	725,338

Cantel Medical Corp.	15,520	520,386

7  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Equipment & Supplies (Continued)

Cardiovascular Systems, Inc.[1]	23,320	$629,640

DexCom, Inc.[1]	35,121	1,323,359

DiaSorin SpA	25,604	1,025,087

Essilor International SA	9,680	942,327

Globus Medical, Inc., Cl. A1	67,310	1,501,013

Insulet Corp.[1]	23,690	837,205

Medtronic, Inc.	23,660	1,460,768

Mindray Medical International Ltd., ADR	17,970	539,998

Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	650,000	670,607

Sonova Holding AG	10,525	1,633,111

Spectranetics Corp. (The)[1]	43,160	1,107,054

St. Jude Medical, Inc.	41,440	2,701,474

Stryker Corp.	9,230	736,277

West Pharmaceutical Services, Inc.	21,920	893,240

William Demant Holding[1]	12,044	1,046,326

Wright Medical Group, Inc.[1]	33,918	1,045,353

Zimmer Holdings, Inc.	40,920	4,094,864

		25,412,712

Health Care Providers & Services—2.0%

Acadia Healthcare Co., Inc.[1]	36,340	1,731,964

Aetna, Inc.	81,220	6,296,987

Apollo Hospitals Enterprise Ltd.[1]	43,579	725,165

Cardinal Health, Inc.	82,760	5,929,754

Centene Corp.[1]	18,320	1,320,689

Diagnosticos da America SA	102,900	672,167

ExamWorks Group, Inc.[1]	33,950	1,198,095

HCA Holdings, Inc.[1]	13,980	913,034

HealthEquity, Inc.[1]	11,100	195,360

LifePoint Hospitals, Inc.[1]	26,938	1,931,993

Omnicare, Inc.	5,720	357,500

Sinopharm Group Co. Ltd., Cl. H	347,400	1,024,649

Sonic Healthcare Ltd.	65,700	1,099,851

Team Health Holdings, Inc.[1]	33,430	1,890,467

UnitedHealth Group, Inc.	42,440	3,439,762

WellPoint, Inc.	55,210	6,062,610

		34,790,047

Health Care Technology—0.0%

Cerner Corp.[1]	4,380	241,776

CompuGroup Medical AG	12,979	323,183

		564,959

Life Sciences Tools & Services—0.4%

Divi’s Laboratories Ltd.	3,525	86,672

ICON plc[1]	25,660	1,329,188

Thermo Fisher Scientific, Inc.	50,260	6,106,590

		7,522,450

Pharmaceuticals—3.8%

AbbVie, Inc.	27,721	1,450,917

Actavis plc[1]	8,570	1,836,208

8  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Pharmaceuticals (Continued)

Akorn, Inc.[1]	50,430	$1,711,090

Allergan, Inc.	41,670	6,911,386

Bayer AG	47,371	6,273,609

Bristol-Myers Squibb Co.	76,637	3,879,365

Cipla Ltd.	111,107	838,461

Dr Reddy’s Laboratories Ltd.	13,087	609,140

Galenica AG	1,225	1,103,288

Glenmark Pharmaceuticals Ltd.	16,584	179,824

Johnson & Johnson	29,437	2,946,349

Lupin Ltd.	7,361	142,986

Merck & Co., Inc.	71,180	4,038,753

Novo Nordisk AS, Cl. B	43,584	2,011,421

Novo Nordisk AS, Sponsored ADR	18,200	838,110

Pacira Pharmaceuticals, Inc.[1]	13,850	1,274,200

Perrigo Co. plc	18,770	2,823,947

Pfizer, Inc.	49,094	1,408,998

Roche Holding AG	26,923	7,821,760

Roche Holding AG, Sponsored ADR	72,860	2,646,640

Sanofi, ADR	60,780	3,176,971

Shire plc	64,510	5,318,060

Sun Pharmaceutical Industries Ltd.	27,272	355,665

Teva Pharmaceutical Industries Ltd., Sponsored ADR	26,150	1,399,025

Theravance Biopharma, Inc.[1]	24,442	685,109

Theravance, Inc.[1]	85,550	1,856,435

Valeant Pharmaceuticals International, Inc.[1]	11,183	1,312,772

		64,850,489

Industrials—9.0%

Aerospace & Defense—1.6%

Airbus Group NV	135,930	7,860,841

B/E Aerospace, Inc.[1]	11,230	956,122

Boeing Co. (The)	8,330	1,003,599

Curtiss-Wright Corp.	17,510	1,112,060

Embraer SA	108,400	1,029,651

Embraer SA, ADR	141,880	5,397,115

General Dynamics Corp.	12,720	1,485,314

HEICO Corp.	14,220	699,055

Lockheed Martin Corp.	9,400	1,569,518

Rolls-Royce Holdings plc[1]	101,880	1,774,887

United Technologies Corp.	38,770	4,076,666

		26,964,828

Air Freight & Couriers—0.3%

Royal Mail plc	106,030	743,581

United Parcel Service, Inc., Cl. B	48,220	4,681,680

		5,425,261

Airlines—0.3%

Allegiant Travel Co., Cl. A	6,164	725,872

Delta Air Lines, Inc.	114,030	4,271,564

		4,997,436

9  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Building Products—0.6%

A.O. Smith Corp.	23,020	$1,075,034

Allegion plc	39,860	2,050,000

Assa Abloy AB, Cl. B	121,111	5,934,741

Nortek, Inc.[1]	5,864	467,771

		9,527,546

Commercial Services & Supplies—0.7%

Aggreko plc	55,223	1,599,550

Edenred	47,637	1,485,573

Mobile Mini, Inc.	57,980	2,189,325

Prosegur Compania de Seguridad SA	255,599	1,728,153

Tyco International Ltd.	78,630	3,392,884

Waste Management, Inc.	34,630	1,554,541

		11,950,026

Construction & Engineering—0.4%

Chicago Bridge & Iron Co. NV	4,580	271,685

FLSmidth & Co. AS	40,899	2,088,867

Koninklijke Boskalis Westminster NV	36,659	1,955,334

Leighton Holdings Ltd.	52,000	1,053,259

Trevi Finanziaria Industriale SpA	70,192	559,700

		5,928,845

Electrical Equipment—1.2%

ABB Ltd.[1]	59,724	1,374,152

AMETEK, Inc.	11,840	576,490

Eaton Corp. plc	50,780	3,448,978

Emerson Electric Co.	54,820	3,489,293

Generac Holdings, Inc.[1]	7,970	345,898

Legrand SA	25,670	1,417,693

Nidec Corp.	99,400	6,482,451

Prysmian SpA	75,763	1,607,610

Schneider Electric SE	18,430	1,550,429

Schneider Electric SE, Unsponsored ADR	53,790	907,437

		21,200,431

Industrial Conglomerates—0.9%

3M Co.	36,150	5,093,173

Danaher Corp.	13,935	1,029,518

Jardine Strategic Holdings Ltd.	31,671	1,131,142

Seibu Holdings, Inc.	49,300	1,079,467

Siemens AG	43,464	5,377,078

Siemens AG, Sponsored ADR	6,930	855,959

SM Investments Corp.	80,573	1,475,207

		16,041,544

Machinery—1.6%

Aalberts Industries NV	63,267	1,924,209

Atlas Copco AB, Cl. A	60,269	1,795,895

Caterpillar, Inc.	46,910	4,726,183

FANUC Corp.	16,600	2,875,761

Flowserve Corp.	10,080	746,323

10  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Machinery (Continued)

Greenbrier Cos., Inc. (The)	18,540	$1,194,903

Middleby Corp. (The)[1]	27,950	2,036,437

Pall Corp.	11,260	872,312

Parker Hannifin Corp.	42,310	4,863,535

Pentair plc	14,178	908,385

Proto Labs, Inc.[1]	18,740	1,517,940

Timken Co.	11,050	489,515

Wabtec Corp.	23,520	1,897,594

Weir Group plc (The)	41,374	1,783,673

		27,632,665

Professional Services—0.5%

Experian plc	98,276	1,679,186

Huron Consulting Group, Inc.[1]	26,580	1,606,495

Intertek Group plc	36,620	1,584,349

Korn/Ferry International[1]	36,890	1,085,304

On Assignment, Inc.[1]	68,240	1,843,162

SGS SA	679	1,481,540

		9,280,036

Road & Rail—0.3%

CSX Corp.	47,560	1,422,995

Genesee & Wyoming, Inc., Cl. A1	12,960	1,292,501

Localiza Rent a Car SA	2,700	42,986

Union Pacific Corp.	19,020	1,869,856

		4,628,338

Trading Companies & Distributors—0.5%

Brenntag AG	8,259	1,326,025

Bunzl plc	66,176	1,770,670

H&E Equipment Services, Inc.[1]	73,500	2,659,230

United Rentals, Inc.[1]	3,470	367,473

Wolseley plc	33,463	1,741,561

		7,864,959

Transportation Infrastructure—0.1%

Airports of Thailand PCL	26,100	173,937

DP World Ltd.	80,848	1,608,875

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	17,338	215,610

International Container Terminal Services, Inc.	57,570	149,776

		2,148,198

Information Technology—14.5%

Communications Equipment—1.1%

Arista Networks, Inc.[1]	1,423	94,089

Cisco Systems, Inc.	154,090	3,887,691

Juniper Networks, Inc.[1]	94,030	2,213,466

QUALCOMM, Inc.	8,930	658,141

Telefonaktiebolaget LM Ericsson, Cl. B	962,944	11,969,156

		18,822,543

Electronic Equipment, Instruments, & Components—1.4%

Hoya Corp.	41,500	1,349,186

11  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)

Keyence Corp.	16,250	$7,061,787

Kyocera Corp.	89,100	4,315,218

Methode Electronics, Inc.	34,390	1,099,792

Murata Manufacturing Co. Ltd.	69,800	6,664,039

Omron Corp.	10,200	451,355

Spectris plc	1,265	40,726

TE Connectivity Ltd.	32,160	1,990,382

		22,972,485

Internet Software & Services—3.9%

Baidu, Inc., Sponsored ADR[1]	29,670	6,410,203

Cornerstone OnDemand, Inc.[1]	45,030	1,884,055

CoStar Group, Inc.[1]	13,760	1,977,725

Demandware, Inc.[1]	23,240	1,399,977

eBay, Inc.[1]	161,850	8,545,680

Envestnet, Inc.[1]	24,770	1,080,220

Facebook, Inc., Cl. A1,2	136,470	9,914,545

Google, Inc., Cl. A1	13,799	7,997,210

Google, Inc., Cl. C1,2	12,709	7,264,464

LinkedIn Corp., Cl. A1	12,190	2,202,002

MercadoLibre, Inc.	14,150	1,308,875

NAVER Corp.	1,177	832,933

Pandora Media, Inc.[1]	47,990	1,205,509

Shutterstock, Inc.[1]	20,440	1,593,094

SPS Commerce, Inc.[1]	12,160	648,736

Telecity Group plc	63,270	842,130

Tencent Holdings Ltd.	130,885	2,114,519

United Internet AG	37,917	1,519,881

Web.com Group, Inc.[1]	28,010	743,665

WebMD Health Corp., Cl. A1	13,466	671,011

Yahoo Japan Corp.	331,000	1,472,861

Yandex NV, Cl. A1	98,620	2,986,214

Yelp, Inc.[1]	12,680	851,589

Youku Tudou, Inc., ADR[1]	28,170	536,357

		66,003,455

IT Services—0.9%

Alliance Data Systems Corp.[1]	2,140	561,301

Amadeus IT Holding SA, Cl. A	45,231	1,778,818

FleetCor Technologies, Inc.[1]	8,100	1,075,599

Infosys Ltd.	45,846	2,541,622

MasterCard, Inc., Cl. A	57,310	4,249,537

MAXIMUS, Inc.	24,050	994,708

Tata Consultancy Services Ltd.	33,411	1,422,359

Visa, Inc., Cl. A	13,868	2,926,287

		15,550,231

Semiconductors & Semiconductor Equipment—1.8%

Altera Corp.	207,710	6,796,271

ARM Holdings plc	114,940	1,641,622

Avago Technologies Ltd.	9,670	670,905

Broadcom Corp., Cl. A	21,840	835,599

12  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Cavium, Inc.[1]	30,440	$1,420,026

Intel Corp.	133,790	4,534,143

Maxim Integrated Products, Inc.	219,030	6,419,769

Microchip Technology, Inc.	11,270	507,375

Micron Technology, Inc.[1]	23,976	732,467

Monolithic Power Systems, Inc.	48,180	1,986,943

Spansion, Inc., Cl. A1	41,220	781,943

Taiwan Semiconductor Manufacturing Co. Ltd.	576,000	2,314,167

Texas Instruments, Inc.	39,918	1,846,208

		30,487,438

Software—3.7%

Adobe Systems, Inc.[1]	95,300	6,586,183

Aspen Technology, Inc.[1]	54,470	2,366,177

Autodesk, Inc.[1]	36,860	1,966,481

Aveva Group plc	22,810	768,043

CA, Inc.	28,360	819,037

Citrix Systems, Inc.[1]	12,800	866,944

Dassault Systemes SA	22,074	1,476,340

Gemalto NV	13,690	1,333,673

Guidewire Software, Inc.[1]	51,420	2,082,510

Intuit, Inc.	80,180	6,572,355

Microsoft Corp.	209,741	9,052,422

Oracle Corp.	169,260	6,836,411

Proofpoint, Inc.[1]	40,300	1,421,381

Sage Group plc (The)	133,339	826,815

SAP SE	142,522	11,240,317

ServiceNow, Inc.[1]	24,520	1,441,776

Splunk, Inc.[1]	8,310	390,736

Synopsys, Inc.[1]	19,090	721,029

Tableau Software, Inc., Cl. A1	19,290	1,253,850

Temenos Group AG	27,431	980,216

Tyler Technologies, Inc.[1]	20,110	1,824,580

Ultimate Software Group, Inc. (The)[1]	18,110	2,443,220

Workday, Inc., Cl. A1	7,620	638,861

		63,909,357

Technology Hardware, Storage & Peripherals—1.7%

Apple, Inc.[2]	163,421	15,618,145

EMC Corp.[2]	234,190	6,861,767

SanDisk Corp.	24,800	2,274,408

Stratasys Ltd.[1]	11,410	1,147,161

Western Digital Corp.	35,460	3,539,972

		29,441,453

Materials—2.5%

Chemicals—1.5%

Asian Paints Ltd.	54,049	558,956

Dow Chemical Co. (The)	73,660	3,761,816

Essentra plc	153,533	1,985,061

Linde AG	21,507	4,403,337

LyondellBasell Industries NV, Cl. A	32,671	3,471,294

13  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Chemicals (Continued)

Methanex Corp.	23,480	$1,527,844

PolyOne Corp.	42,350	1,607,182

Potash Corp. of Saskatchewan, Inc.	34,356	1,219,294

PPG Industries, Inc.	21,980	4,359,953

Sika AG	414	1,606,904

Syngenta AG	5,345	1,900,597

		26,402,238

Construction Materials—0.4%

Ambuja Cements Ltd.	156,929	534,979

Caesarstone Sdot-Yam Ltd.	16,990	736,686

Eagle Materials, Inc.	15,990	1,452,212

Indocement Tunggal Prakarsa Tbk PT	304,000	654,464

James Hardie Industries plc	109,800	1,378,455

Semen Indonesia (Persero) Tbk PT	477,000	682,132

Ultratech Cement Ltd.	13,721	549,332

		5,988,260

Metals & Mining—0.5%

Alrosa AO1	1,810,382	2,233,400

Glencore plc	435,420	2,644,318

Grupo Mexico SAB de CV	76,019	270,494

Real Gold Mining Ltd.[1]	273,000	352

TimkenSteel Corp.[1]	5,525	240,393

US Silica Holdings, Inc.	21,383	1,202,152

Vale SA, Cl. B, Sponsored ADR	138,340	1,985,179

		8,576,288

Paper & Forest Products—0.1%

Louisiana-Pacific Corp.[1]	86,250	1,167,825

Telecommunication Services—1.3%

Diversified Telecommunication Services—0.8%

BT Group plc	319,200	2,081,548

Iliad SA	3,770	1,033,083

Inmarsat plc	131,780	1,617,378

Nippon Telegraph & Telephone Corp.	21,200	1,409,375

Telefonica Brasil SA, ADR	55,600	1,120,340

Telefonica SA, Sponsored ADR	27,910	453,259

Verizon Communications, Inc.	91,173	4,596,943

Ziggo NV	18,998	854,571

		13,166,497

Wireless Telecommunication Services—0.5%

America Movil SAB de CV, Series L, ADR	54,880	1,293,521

KDDI Corp.	113,500	6,537,428

MTN Group Ltd.	82,699	1,705,863

		9,536,812

Utilities—0.4%

Electric Utilities—0.3%

Edison International	46,260	2,535,048

14  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electric Utilities (Continued)

Entergy Corp.	14,630	$1,065,503

NextEra Energy, Inc.	20,487	1,923,524

		5,524,075

Independent Power and Renewable Electricity Producers—0.0%

APR Energy plc	40,060	385,447

Multi-Utilities—0.1%

Sempra Energy	9,140	911,349

Total Common Stocks (Cost $961,082,998)		1,185,504,987

Preferred Stocks—1.0%

Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[3]	656	656,000

Banco Davivienda SA, Preference	55,678	942,828

Bancolombia SA, Preference	7,619	117,731

Bayerische Motoren Werke (BMW) AG, Preference	88,159	8,364,881

Cementos Argos SA, Preference	61,192	345,617

Itau Unibanco Holding SA, Preference, ADR	279,151	4,298,925

Lojas Americanas SA, Preference	305,612	1,946,487

Telefonica Brasil SA, Preference	100	2,010

Vale SA, Preference, Cl. A	9,752	125,213

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	21,135,219	279,370

Total Preferred Stocks (Cost $12,317,393)		17,079,062

	Units

Rights, Warrants and Certificates—0.0%

Genting Bhd Wts., Strike Price 7.96MYR, 12/18/18[1] (Cost $77,776)	123,800	109,235

	Principal Amount

Non-Convertible Corporate Bonds and Notes—7.3%

Access Midstream Partners LP/ACMP Finance Corp.:
4.875% Sr. Unsec. Nts., 3/15/24	$ 130,000	134,225
6.125% Sr. Unsec. Nts., 7/15/22	335,000	359,706

Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22	360,000	376,200

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	265,000	283,550

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50% Sr. Unsec. Nts., 5/15/21[3]	315,000	312,244

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21	205,000	234,725

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	510,000	527,850

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	880,000	781,000

Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[3]	405,000	441,450

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[3]	320,000	342,800

AK Steel Corp., 7.625% Sr. Unsec. Nts., 5/15/20	400,000	411,000

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[3]	360,000	369,900

Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20	305,000	313,387

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18	655,000	672,194
7.875% Sr. Unsec. Nts., 11/1/20	680,000	702,100

Ally Financial, Inc., 7.50% Sr. Unsec. Nts., 9/15/20	275,000	317,969

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[3]	210,000	216,300

American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[3]	385,000	407,137

15  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

American Energy-Permian Basin LLC/AEPB Finance Corp., 7.125% Sr. Unsec. Nts., 11/1/20[3]	$ 360,000	$347,850

American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75% Sr. Sub. Nts., 5/15/16[3]	320,000	323,200

AmeriGas Finance LLC/AmeriGas Finance Corp., 7% Sr. Unsec. Nts., 5/20/22	30,000	32,250

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[4]	360,000	358,650

AmSurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22[3]	180,000	181,575

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	290,000	310,300

Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	335,000	350,912

Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21	90,000	58,950
8.00% Sec. Nts., 1/15/19[3]	225,000	217,687

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[3]	360,000	344,700
6.75% Sr. Unsec. Nts., 1/31/21[3]	270,000	270,000

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	126,176	124,915

Athlon Holdings LP/Athlon Finance Corp., 6% Sr. Unsec. Nts., 5/1/22[3]	135,000	135,675

Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18	330,000	344,850

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23	320,000	316,000
6.625% Sr. Unsec. Nts., 10/1/20	340,000	355,300

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	365,000	358,612

Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	495,000	528,413

B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	295,000	320,075

Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[3]	140,000	139,475

BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[3]	710,000	685,150

Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	660,000	699,600

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[3]	325,000	334,750

Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22	140,000	136,675

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	560,000	592,200

BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[3,5]	355,000	361,212

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[4]	440,000	447,700

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[3]	405,000	405,000

Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	215,000	225,212

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[4]	720,000	745,200

BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	645,000	696,600

Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21[4]	225,000	240,469

Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[4,5]	271,000	276,761

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21[3]	335,000	354,263

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[3]	365,000	368,422

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23	450,000	440,437
7.875% Sr. Sec. Nts., 1/15/23[3]	171,000	186,817

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[4]	465,000	499,875

Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[3,5]	365,000	368,422

16  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	$ 265,000	$274,937

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[3]	1,135,000	1,146,350

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23	375,000	376,406

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[3]	570,000	554,325
8.50% Sec. Nts., 9/15/22[3]	495,000	482,625

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[3]	1,325,000	1,371,375

Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17[4]	115,000	115,000

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[3]	725,000	743,125

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	330,000	347,325

Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	140,000	140,350
5.75% Sr. Unsec. Nts., 3/15/23	360,000	386,100

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	377,000	404,804

CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	270,000	288,562

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[3]	270,000	274,177

CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	145,000	149,712
5.00% Sr. Unsec. Nts., 8/15/22	425,000	440,406

Claire’s Stores, Inc., 8.875% Sr. Unsec. Nts., 3/15/19	620,000	509,950

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	495,000	551,925

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.:
6.375% Sr. Unsec. Nts., 3/15/24	165,000	171,187
8.50% Sr. Unsec. Nts., 12/15/19	150,000	159,375

CNH Industrial Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	180,000	193,500

Compressco Partners LP/Compressco Finance Corp., 7.25% Sr. Unsec. Nts., 8/15/22[3,6]	445,000	440,550

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]	160,000	160,800

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[3]	265,000	273,281

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[4]	395,000	420,675

Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	140,000	144,900
6.125% Sr. Unsec. Nts., 3/1/22[3]	350,000	363,125

Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[3]	705,000	663,581

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	150,000	142,500

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21[3]	320,000	322,400

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	410,000	421,787

DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	160,000	157,900
5.75% Sr. Unsec. Nts., 8/15/22	280,000	296,450

Dean Foods Co., 9.75% Sr. Unsec. Nts., 12/15/18	400,000	430,000

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[3]	440,000	454,300

Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	295,000	277,300

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22	250,000	261,875

17  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

DISH DBS Corp.: (Continued)
6.75% Sr. Unsec. Nts., 6/1/21	$ 180,000	$198,450
7.875% Sr. Unsec. Nts., 9/1/19	305,000	351,512

DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18	330,000	351,450

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[3]	445,000	446,112

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[3]	355,000	372,750

Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	335,000	338,350

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21	445,000	456,125

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23	95,000	91,675

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	695,000	740,175

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[3]	295,000	311,962

Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24[3]	230,000	235,750

Energy XXI Gulf Coast, Inc., 6.875% Sr. Unsec. Nts., 3/15/24[3]	90,000	89,775

Enova International, Inc., 9.75% Sr. Nts., 6/1/21[3]	365,000	369,562

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	270,000	302,400

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[3]	115,000	113,850

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	630,000	689,850

Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	345,000	349,312

Erickson, Inc., 8.25% Sec. Nts., 5/1/20	896,000	904,960

EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	340,000	334,050

Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	355,000	356,775

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[3]	1,015,000	1,091,125

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	265,000	274,937

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	765,000	816,637

First Data Corp.:
6.75% Sr. Sec. Nts., 11/1/20[3]	357,000	378,420
8.25% Sec. Nts., 1/15/21[3]	665,000	714,875
10.625% Sr. Unsec. Nts., 6/15/21	298,000	339,906

First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[3,5]	282,941	321,138

Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	400,000	424,000

FMG Resources August 2006 Pty Ltd., 6.875% Sr. Unsec. Nts., 4/1/22[3]	215,000	229,512

Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	300,000	306,000

Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31	230,000	304,670

Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[3]	730,000	753,725
10.75% Sr. Unsec. Nts., 8/1/20	407,000	451,770

Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[3]	290,000	310,300
5.875% Sr. Unsec. Nts., 1/31/22[3]	145,000	159,137

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	425,000	442,000
7.625% Sr. Unsec. Nts., 4/15/24	355,000	371,862

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	650,000	667,062

Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20	335,000	340,025

GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	1,010,000	1,083,225

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	495,000	498,712

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	350,000	355,250

Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	390,000	413,887

18  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20	$ 890,000	$965,650

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	675,000	709,594

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[3]	495,000	495,000

Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	560,000	583,800
9.75% Sr. Unsec. Nts., 7/15/20	190,000	203,300

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[3]	365,000	382,794

HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22	550,000	624,250

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	860,000	907,300

Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20	210,000	218,400

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	195,000	200,850

Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[3]	335,000	359,287

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21[3]	200,000	209,875

HJ Heinz Co., 4.25% Sec. Nts., 10/15/20	285,000	283,575

HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17[4]	639,000	678,139

Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[3]	440,000	453,200

Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20	50,000	52,375

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	470,000	477,050

Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]	850,000	939,250

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	460,000	494,500

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22	275,000	265,375

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	665,000	704,900

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	545,000	558,284

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	430,000	435,912

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	655,000	672,194

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[3]	365,000	365,912

iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	412,000	356,380

Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19	320,000	337,600

iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	255,000	253,725

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[3]	285,000	298,894

Jarden Corp.:
3.75% Sr. Unsec. Nts., 10/1/21[3]	110,000	146,559
6.125% Sr. Unsec. Nts., 11/15/22	110,000	115,775

Jefferies Finance LLC/JFIN Co.-Issuer Corp.:
6.875% Sr. Unsec. Nts., 4/15/22[3]	345,000	346,294
7.375% Sr. Unsec. Nts., 4/1/20[3]	420,000	442,050

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[3]	350,000	350,875

JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[3]	300,000	310,125

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[3]	375,000	372,656

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[3]	165,000	172,012

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[3]	365,000	364,087

K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[3]	285,000	287,316
9.125% Sec. Nts., 11/15/20[4]	370,000	408,850

19  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[4]	$ 510,000	$538,687

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22[3]	330,000	328,350

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	320,000	355,200

Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	405,000	427,275

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19[3]	350,000	363,125

L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21	375,000	420,000

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	595,000	648,550

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	135,000	138,037

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[4]	140,000	149,450

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	490,000	485,100

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21[3]	720,000	738,000

Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[3]	355,000	369,200

Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	655,000	689,388
8.625% Sr. Unsec. Nts., 4/15/20	325,000	344,906

Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	615,000	676,500

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	145,000	143,550

McDermott International, Inc., 8% Sec. Nts., 5/1/21[3]	370,000	375,550

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	430,000	428,925

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	1,005,000	1,037,663

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	370,000	382,025

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	615,000	679,575

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	715,000	738,238

MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	1,020,000	1,074,825

MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21	55,000	59,538
6.75% Sr. Unsec. Nts., 10/1/20	390,000	423,150

Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[3]	135,000	142,088

Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21	345,000	357,938

Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[3]	395,000	429,563

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	370,232	415,585

Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	350,000	368,375

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	680,000	717,400

MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[3]	165,000	169,538

MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	326,575	362,498

Murray Energy Corp.:
8.625% Sr. Sec. Nts., 6/15/21[3]	140,000	149,100
9.50% Sr. Sec. Nts., 12/5/20[3]	755,000	822,950

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	390,000	422,175

Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18	120,000	119,400
7.875% Sr. Unsec. Nts., 10/1/20	200,000	205,000

Navient LLC, 7.25% Sr. Unsec. Nts., 1/25/22	400,000	439,000

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[3]	365,000	371,388

20  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[3]	$ 395,000	$402,900

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	345,000	357,506

Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[3]	190,000	201,400
8.75% Sr. Unsec. Nts., 10/15/21[3,5]	630,000	675,675

Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20	445,000	473,925

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	640,000	697,600

North Atlantic Drilling Ltd., 6.25% Sr. Unsec. Nts., 2/1/19[3]	385,000	382,113

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	450,000	488,250

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22[3]	380,000	393,300
6.25% Sr. Unsec. Nts., 5/1/24[3]	555,000	557,775
6.625% Sr. Unsec. Nts., 3/15/23	135,000	139,725

Numericable Group SA, 6% Sr. Sec. Nts., 5/15/22[3]	700,000	700,875

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	180,000	195,750

Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	595,000	615,825

Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[3]	145,000	150,619

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[3,6]	340,000	344,250

Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[3]	355,000	370,975

Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20	460,000	497,950

Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	100,000	111,250

PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20	90,000	99,113

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[3]	100,000	102,000

Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21	475,000	491,625

Polymer Group, Inc.:
6.875% Sr. Unsec. Nts., 6/1/19[3]	140,000	141,575
7.75% Sr. Sec. Nts., 2/1/19	432,000	455,760

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	260,000	274,950

PQ Corp., 8.75% Sec. Nts., 5/1/18[3]	285,000	305,663

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	330,000	346,500

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	460,000	500,250

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	335,000	380,225

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	205,000	211,150
5.00% Sr. Sub. Nts., 3/15/23	60,000	62,100

Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[3]	380,000	411,350
9.00% Sr. Sec. Nts., 1/15/20[4]	245,000	273,175

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	340,000	336,175

Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]	230,000	235,175

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	675,000	690,188
9.00% Sr. Unsec. Nts., 4/15/19	395,000	413,763

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22[3]	115,000	114,425

Rite Aid Corp., 6.75% Sr. Unsec. Nts., 6/15/21	195,000	204,263

Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	355,000	359,438

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	207,000	215,280

21  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[3]	$ 378,000	$410,603

Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[3]	705,000	738,488

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	275,000	287,375

Samson Investment Co., 10.75% Sr. Unsec. Nts., 2/15/20[3]	820,000	834,350

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23[3]	185,000	185,000
7.75% Sr. Unsec. Nts., 6/15/21	350,000	381,500

SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23	275,000	288,063
7.51% Sr. Unsec. Nts., 3/15/21	623,000	651,035

SBA Telecommunications, Inc., 5.75% Sr. Unsec. Nts., 7/15/20	215,000	224,138

Sealed Air Corp., 6.50% Sr. Unsec. Nts., 12/1/20[3]	360,000	396,000

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	395,000	406,850

Seventy Seven Energy, Inc., 6.50% Sr. Unsec. Nts., 7/15/22[3]	45,000	45,450

Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[3]	280,000	276,500

Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21	350,000	352,188
5.625% Sr. Unsec. Nts., 8/1/24[3]	220,000	215,050
6.125% Sr. Unsec. Nts., 10/1/22	690,000	715,875

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	330,000	355,575

Spectrum Brands, Inc., 6.375% Sr. Unsec. Nts., 11/15/20	195,000	206,213

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[3]	365,000	369,563

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22[3]	365,000	365,913

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[3]	685,000	762,063

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	1,025,000	1,027,563

Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[3]	475,000	507,656

Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[3]	360,000	361,800

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[3]	365,000	356,788

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	100,000	100,250

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[3]	230,000	227,700

Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20	300,000	315,750

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	630,000	663,075

Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	275,000	284,625

Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	345,000	357,075

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18	390,000	383,175

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	355,000	372,306

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	430,000	458,488

TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22[3]	350,000	352,188

Triangle USA Petroleum Corp., 6.75% Sr. Unsec. Nts., 7/15/22[3]	355,000	356,331

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	162,000	170,910

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22[3]	495,000	494,381

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	350,000	358,750

Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[3]	320,000	347,200

22  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	$ 530,000	$577,700

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	675,000	725,625

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	507,796	596,660

Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[3]	270,000	279,788

Vector Group Ltd.:
7.75% Sr. Sec. Nts., 2/15/21[3]	65,000	68,250
7.75% Sr. Sec. Nts., 2/15/21	325,000	341,250

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	286,000	308,880

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[3]	395,000	435,488

Walter Energy, Inc., 9.50% Sr. Sec. Nts., 10/15/19[3]	420,000	418,425

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[3]	580,000	594,500

Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[3]	283,000	295,735

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[3]	695,000	675,888

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	535,000	456,088

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	195,000	213,525

Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23	300,000	297,375
7.75% Sr. Unsec. Nts., 10/15/20	325,000	349,375
7.75% Sr. Unsec. Nts., 10/1/21	350,000	379,313

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[3]	215,000	231,663

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	430,000	456,606

Total Non-Convertible Corporate Bonds and Notes (Cost $123,164,321)		125,812,363

Corporate Loans—1.1%

Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 3/11/22[7]	320,000	317,467

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[7]	190,153	188,866

Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[7]	102,647	101,364

Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[6,7]	315,000	319,069

American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 7/9/21[6,7]	445,000	450,377

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[7]	355,000	366,981

AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 6/10/22[6,7]	230,000	234,025

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[7]	420,000	426,694

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[7]	200,000	204,750

Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[7]	280,000	283,442

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 3/1/17[7]	215,000	211,410

23  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Corporate Loans (Continued)

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[7]	$ 945,774	$949,468

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[7]	245,000	244,464

Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 12/31/17[7]	275,000	276,719

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.90%, 1/30/19[7]	1,199,336	1,180,471

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.80%, 1/29/16[7]	11,336	11,252
Tranche E, 7.65%, 7/30/19[7]	209,337	209,449

Connolly Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/9/22[7]	365,000	371,388

CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[7]	555,000	561,475

Del Monte Pacific Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[7]	330,000	322,713

Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[7]	455,000	465,237

Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[7]	555,000	557,081

Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[7]	426,759	440,450

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[7]	854,152	876,307

Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 5/2/22[6,7]	140,000	141,108

Fram Group Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/31/17[7]	275,432	276,465

GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[7]	550,000	554,813

Internet Brands, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 6/27/22[6,7]	420,000	416,850

IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/9/20[7]	305,000	306,906

IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 5/10/21[7]	165,000	164,897

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[7]	270,618	280,089

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 6/26/23[6,7]	305,000	305,429

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[7]	325,000	335,563

NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[7]	695,000	697,893

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[7]	294,376	294,742

Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[7]	705,000	707,056

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[7]	735,000	711,419

24  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Corporate Loans (Continued)

Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/25/21[7]	$415,000	$417,594

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[7,8]	326,143	105,996

Rexam plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/2/22[7]	440,000	441,925

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 9/21/21[7]	435,000	432,825

Sabine Oil & Gas LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[7]	705,000	716,897

Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 11/25/20[7]	1,095,000	1,086,787

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[7]	600,000	591,375

Total Corporate Loans (Cost $18,426,066)		18,557,548

	Exercise Price		Expiration Date	Contracts

Exchange-Traded Options Purchased—0.9%

CBOE Volatility Index Call[1]	USD	18.000	8/20/14	USD	30000	2,550,000

CBOE Volatility Index Call[1]	USD	20.000	9/17/14	USD	20000	2,000,000

S&P 500 Index Call[1]	USD	1,970.000	8/16/14	USD	4000	1,960,000

S&P 500 Index Put[1]	USD	1,900.000	9/20/14	USD	1250	3,875,000

SPDR S&P 500 Exchange Traded Fund Trust Put[1]	USD	194.000	8/16/14	USD	20000	5,420,000

Total Exchange-Traded Options Purchased (Cost $13,508,567)						15,805,000

				Shares

Investment Companies—18.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[9,10]					132,026	132,026

Oppenheimer Master Event-Linked Bond Fund, LLC[9]					9,251,612	130,962,184

Oppenheimer Master Loan Fund, LLC[9]					12,415,260	181,205,411

Total Investment Companies (Cost $310,688,137)						312,299,621

Total Investments, at Value (Cost $1,439,265,258)					97 .9%	1,675,167,816

Net Other Assets (Liabilities)					2 .1	35,494,769

Net Assets					100 .0%	$1,710,662,585

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $26,164,806. See accompanying Consolidated Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $56,116,794 or 3.28% of the Fund’s net assets as of July 31, 2014.

25  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

4. Restricted security. The aggregate value of restricted securities as of July 31, 2014 was $5,608,723, which represents 0.33% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14-3/5/14	$362,766	$358,650	$(4,116)
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	10/24/13-12/2/13	439,250	447,700	8,450
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13-11/25/13	727,164	745,200	18,036
Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21	4/26/11	222,989	240,469	17,480
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18	4/12/13-10/21/13	275,881	276,761	880
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18	2/7/13	461,066	499,875	38,809
Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17	5/21/14	114,713	115,000	287
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19	10/24/13	395,000	420,675	25,675
HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17	6/7/11-2/15/12	626,319	678,139	51,820
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	9/19/12-12/6/13	385,980	408,850	22,870
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-12/12/13	519,473	538,687	19,214
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13	140,000	149,450	9,450
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	2/1/12	243,775	273,175	29,400
Wallace Theater Holdings, Inc.	3/28/13	4	4	—
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	8/24/10-1/24/11	530,459	456,088	(74,371)

		$5,444,839	$5,608,723	$163,884

5. Interest or dividend is paid-in-kind, when applicable.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2014. See accompanying Consolidated Notes.

26  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

7. Represents the current interest rate for a variable or increasing rate security.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Consolidated Notes.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2013	Additions	Reductions	July 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	1,392,718	414,864,292	416,124,984	132,026
Oppenheimer Master Event-Linked Bond Fund, LLC	9,251,612	—	—	9,251,612
Oppenheimer Master Loan Fund, LLC	12,766,071	—	350,811	12,415,260
Oppenheimer Ultra Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund, Cl. Y)	4,513,213	4,995,145	9,508,358	—

	Value	Income		Realized Gain

Oppenheimer Institutional Money Market Fund, Cl. E	$132,026	$17,308		$—
Oppenheimer Master Event-Linked Bond Fund, LLC	130,962,184	6,660,551	[a]	745,641 [a]
Oppenheimer Master Loan Fund, LLC	181,205,411	7,450,540	[b]	1,846,065 [b]
Oppenheimer Ultra Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund, Cl. Y)	—	54,268		—

Total	$312,299,621	$14,182,667		$2,591,706

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

10. Rate shown is the 7-day yield as of July 31, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$ 1,120,563,152	66.9%
United Kingdom	76,424,872	4.6
Germany	57,829,595	3.5
France	56,349,462	3.4
Japan	48,354,502	2.9
Switzerland	44,668,624	2.7
Brazil	35,369,836	2.1
India	32,034,217	1.9
China	23,349,759	1.4
Spain	23,104,088	1.4
Sweden	20,601,137	1.2
Canada	20,123,165	1.2
Russia	15,635,808	0.9
Italy	13,988,568	0.8
Mexico	11,504,018	0.7
Netherlands	11,176,980	0.7
Denmark	7,854,979	0.5
Hong Kong	7,357,708	0.4
Australia	5,301,042	0.3

27  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Colombia	$4,518,995	0.3%
Turkey	4,359,348	0.3
Indonesia	3,840,803	0.2
Philippines	3,604,306	0.2
Luxembourg	3,426,331	0.2
Thailand	3,313,915	0.2
South Africa	2,601,095	0.2
Ireland	2,367,888	0.1
Israel	2,352,011	0.1
Taiwan	2,314,167	0.1
Nigeria	1,754,939	0.1
Malaysia	1,713,407	0.1
United Arab Emirates	1,608,875	0.1
South Korea	1,417,134	0.1
Chile	1,308,042	0.1
Egypt	808,159	0.1
Austria	779,585	0.0
Greece	650,312	0.0
Norway	382,113	0.0
Puerto Rico	305,429	0.0
Belgium	149,450	0.0

Total	$1,675,167,816	100.0%

Forward Currency Exchange Contracts as of July 31, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation

BOA	01/2015	USD	150	EUR	110	$2,436

Futures Contracts as of July 31, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

CBOE Volatility Index	CBE	Buy	12/16/14	4,000	$64,800,000	$2,277,120
CBOE Volatility Index	CBE	Sell	8/19/14	1,500	22,800,000	(3,225,405)
S&P 500 E-Mini Index	CME	Sell	9/19/14	1,200	115,488,000	1,704,456
United States Treasury Nts., 5 yr.	CBT	Buy	9/30/14	3,333	396,080,188	(2,258,158)

						$(1,501,987)

Exchange-Traded Options Written at July 31, 2014
Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

CBOE Volatility Index Call	USD	25.000	8/20/14	USD	(30,000)	$538,797	$(660,000)

S&P 500 Index Put	USD	1800.000	9/20/14	USD	(1,250)	1,746,200	(1,587,500)

SPDR S&P 500 Exchange Traded Fund Trust Put	USD	187.000	8/16/14	USD	(20,000)	899,182	(1,780,000)

Total of Exchange-Traded Options Written						$3,184,179	$(4,027,500)

28  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
MYR	Malaysian Ringgit
Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges

29  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2014 Unaudited

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$2,593,761
Sold securities	587,738

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2014 is as follows:

Cost	$315,292
Market Value	$105,996
Market value as % of Net Assets	0.01%

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests

30  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The statement of investments have been consolidated and include investments of the Fund and the Subsidiary. At July 31, 2014, the Fund owned 2,921 shares of the Subsidiary with a market value of $14,739,487.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

31  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

32  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

33  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of July 31, 2014 based on valuation input level:

34  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$100,771,426	$69,395,333	$—	$170,166,759
Consumer Staples	48,053,186	51,085,066	—	99,138,252
Energy	54,024,589	23,799,855	—	77,824,444
Financials	107,508,061	83,205,080	4	190,713,145
Health Care	136,345,941	38,880,580	—	175,226,521
Industrials	85,735,569	67,854,544	—	153,590,113
Information Technology	182,229,179	64,957,783	—	247,186,962
Materials	22,731,830	19,402,781	—	42,134,611
Telecommunication Services	7,464,063	15,239,246	—	22,703,309
Utilities	6,435,424	385,447	—	6,820,871
Preferred Stocks	4,578,295	12,500,767	—	17,079,062
Rights, Warrants and Certificates	109,235	—	—	109,235
Non-Convertible Corporate Bonds and Notes	—	125,812,363	—	125,812,363
Corporate Loans	—	18,557,548	—	18,557,548
Exchange-Traded Options Purchased	13,845,000	1,960,000	—	15,805,000
Investment Companies	131,094,210	181,205,411	—	312,299,621

Total Investments, at Value	900,926,008	774,241,804	4	1,675,167,816
Other Financial Instruments:
Futures contracts	3,981,576	—	—	3,981,576
Foreign currency exchange contracts	—	2,436	—	2,436

Total Assets	$904,907,584	$774,244,240	$4	$1,679,151,828

Liabilities Table
Other Financial Instruments:
Futures contract	$(5,483,563)	$—	$—	$(5,483,563)
Options written, at value	—	(4,027,500)	—	(4,027,500)

Total Liabilities	$(5,483,563)	$(4,027,500)	$—	$(9,511,063)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

35  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1		Transfers into Level 2		Transfers out of Level 3

Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$(735,264)	[a]	$735,264	[a]	$—
Financials	(730,271)	[a]	730,271	[a]	—
Materials	(365,289)	[a]	365,641	[a,b]	(352)[b]

Total Assets	$(1,830,824)		$1,831,176		$(352)

a. Transferred from Level 1 to Level 2 because of the absence of a readily unadjusted quoted market price.

b. Transferred from Level 3 to Level 2 due to the availability of market data for this security.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S.

36  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual

37  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended July 31, 2014, the Fund had daily average contract amounts on forward contracts sell of $102,796.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to

38  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the period ended July 31, 2014, the Fund had an ending monthly average market value of $185,045,965 and $146,527,708 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the period ended July 31, 2014, the Fund had an ending monthly average market value of $13,353,992 and $3,804,681 on purchased call options and purchased put options, respectively.

39  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

The Fund has written put options on volatility indexes to increase exposure to volatility risk. A written put option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the period ended July 31, 2014, the Fund had an ending monthly average market value of $2,091,000 and $3,233,425 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended July 31, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2013	115,000	$10,998,142	4,000	$10,667,858
Options written	520,000	21,379,493	88,850	19,124,555
Options closed or expired	(245,000)	(10,792,489)	(12,850)	(9,955,604)
Options exercised	(360,000)	(21,046,349)	(58,750)	(17,191,427)

Options outstanding as of July 31, 2014	30,000	$538,797	21,250	$2,645,382

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-

40  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment

41  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended July 31, 2014, the Fund had ending monthly average notional amounts of $4,132 on volatility swaps which receive measured volatility/variance.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of July 31, 2014 the Fund has no outstanding volatility swap contracts.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant

42  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of July 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,445,801,156
Federal tax cost of other investments	597,491,840

Total federal tax cost	$2,043,292,996

Gross unrealized appreciation	$278,142,910
Gross unrealized depreciation	(51,121,267)

Net unrealized appreciation	$227,021,643

43  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

INVESTMENTS    July 31, 2014    Unaudited

	Shares	Value

Common Stocks—53.7%

Consumer Discretionary—6.3%

Hotels, Restaurants & Leisure—1.2%

Brinker International, Inc.	156,100	$6,999,524

McDonald’s Corp.	34,800	3,290,688

		10,290,212

Media—3.1%

Cinemark Holdings, Inc.[1]	363,000	11,906,400

Comcast Corp., Cl. A	248,400	13,346,532

		25,252,932

Multiline Retail—2.0%

Dollar General Corp.[2]	75,000	4,142,250

Macy’s, Inc.	207,300	11,979,867

		16,122,117

Consumer Staples—2.0%

Beverages—0.8%

Coca-Cola Co. (The)	163,500	6,423,915

Tobacco—1.2%

Altria Group, Inc.[1]	108,000	4,384,800

Philip Morris International, Inc.[1]	69,500	5,699,695

		10,084,495

Energy—7.9%

Energy Equipment & Services—2.0%

Baker Hughes, Inc.[1]	111,300	7,654,101

Schlumberger Ltd.	83,000	8,996,370

		16,650,471

Oil, Gas & Consumable Fuels—5.9%

Apache Corp.	17,800	1,827,348

Chevron Corp.	74,520	9,630,965

ConocoPhillips	106,000	8,745,000

EOG Resources, Inc.	92,700	10,145,088

HollyFrontier Corp.	106,820	5,021,608

Noble Energy, Inc.	90,000	5,984,100

Valero Energy Corp.[1]	142,820	7,255,256

		48,609,365

Financials—8.3%

Commercial Banks—3.5%

Citigroup, Inc.	189,800	9,283,118

FCB Financial Holdings, Inc., Cl. A2,3	375,000	6,750,000

FCB Financial Holdings, Inc., Cl. B2,3	120,000	2,400,000

JPMorgan Chase & Co.	91,500	5,276,805

M&T Bank Corp.	39,640	4,816,260

		28,526,183

1  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

	Shares	Value

Insurance—1.2%

ACE Ltd.	96,570	$9,666,657

Real Estate Investment Trusts (REITs)—3.6%

American Assets Trust, Inc.	60,788	2,084,421

Blackstone Mortgage Trust, Inc., Cl. A1	251,870	7,170,739

Macerich Co. (The)	89,500	5,818,395

Starwood Property Trust, Inc.	634,000	14,962,400

		30,035,955

Health Care—8.7%

Health Care Equipment & Supplies—1.3%

Baxter International, Inc.	94,000	7,020,860

Covidien plc	38,000	3,287,380

		10,308,240

Health Care Providers & Services—2.1%

HCA Holdings, Inc.[2]	20,000	1,306,200

UnitedHealth Group, Inc.	160,420	13,002,041

Universal Health Services, Inc., Cl. B	31,000	3,304,600

		17,612,841

Pharmaceuticals—5.3%

Actavis plc[2]	74,000	15,855,240

Merck & Co., Inc.[1]	208,000	11,801,920

Novartis AG, ADR	78,000	6,781,320

Roche Holding AG	32,500	9,442,009

		43,880,489

Industrials—6.8%

Aerospace & Defense—1.7%

Honeywell International, Inc.	102,000	9,366,660

Northrop Grumman Corp.	34,000	4,191,180

		13,557,840

Airlines—0.5%

United Continental Holdings, Inc.[2]	81,771	3,793,357

Commercial Services & Supplies—1.3%

Tyco International Ltd.[1]	255,000	11,003,250

Construction & Engineering—1.7%

Quanta Services, Inc.[2]	425,000	14,233,250

Electrical Equipment—0.1%

Hubbell, Inc., Cl. B	9,500	1,110,930

Trading Companies & Distributors—1.5%

AerCap Holdings NV2	140,901	6,147,510

WESCO International, Inc.[2]	74,000	5,808,260

		11,955,770

2  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

	Shares	Value

Information Technology—6.7%

Communications Equipment—3.4%

Cisco Systems, Inc.[1]	125,000	$3,153,750

Juniper Networks, Inc.[1,2]	345,790	8,139,896

QUALCOMM, Inc.[1]	143,160	10,550,892

Telefonaktiebolaget LM Ericsson, Cl. B	520,000	6,463,472

		28,308,010

Internet Software & Services—1.1%

Google, Inc., Cl. A1,2	7,750	4,491,513

Google, Inc., Cl. C2	7,750	4,429,900

		8,921,413

IT Services—0.1%

Accenture plc, Cl. A	10,000	792,800

Semiconductors & Semiconductor Equipment—0.8%

Xilinx, Inc.	152,000	6,251,760

Technology Hardware, Storage & Peripherals—1.3%

Apple, Inc.[1]	113,086	10,807,629

Materials—3.3%

Chemicals—3.3%

Celanese Corp., Series A	80,700	4,697,547

LyondellBasell Industries NV, Cl. A	136,900	14,545,625

Methanex Corp.	120,000	7,808,400

		27,051,572

Telecommunication Services—1.1%

Diversified Telecommunication Services—1.1%

BCE, Inc.	202,000	9,146,560

Utilities—2.6%

Electric Utilities—2.6%

Cleco Corp.	35,000	1,950,900

Edison International	75,000	4,110,000

PPL Corp.	473,824	15,631,454

		21,692,354

Total Common Stocks (Cost $348,332,430)		442,090,367

Preferred Stocks—2.6%

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	5,120,497

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,800,000

US Bancorp, 6% Non-Cum., Series G, Non-Vtg.[4]	300,000	8,199,000

Total Preferred Stocks (Cost $20,387,099)		21,119,497
	Principal Amount

Asset-Backed Securities—10.4%

Home Equity Loan—3.9%

New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.645%, 6/25/35[4]	$ 5,500,000	4,353,019

3  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Home Equity Loan (Continued)

Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 0.635%, 8/25/35[4]	$ 5,000,000	$4,645,145

RAMP Trust, Series 2006-EFC1, Cl. M2, 0.555%, 2/25/36[4]	5,490,000	4,490,513

Saxon Asset Securities Trust, Series 2007-3, Cl. 2A4, 0.645%, 9/25/47[4]	7,595,000	4,773,807

Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.475%, 5/25/37[4,5]	15,112,972	13,743,510

		32,005,994

Loans: Other—6.5%

Airspeed Ltd.:
Series 2007-1A,Cl. G1, 0.422%, 6/15/32[3,4]	26,556,207	22,373,604
Series 2007-1A,Cl. G2, 0.432%, 6/15/32[3,4]	7,634,909	6,508,760

Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.452%, 9/15/41[3,4]	31,327,968	24,749,094

		53,631,458

Total Asset-Backed Securities (Cost $74,579,276)		85,637,452

Mortgage-Backed Obligations—5.7%

Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 0.797%, 4/25/34[4]	3,558,338	2,962,245

Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 0.935%, 6/25/35[4]	4,000,000	3,433,944

Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 1.952%, 11/25/34[4]	7,606,587	6,620,081

First NLC Trust, Series 2005-4, Cl. A4, 0.545%, 2/25/36[4]	11,003,000	8,292,444

Home Equity Asset Trust, Series 2005-5, Cl. M2, 0.665%, 11/25/35[4]	1,888,088	1,748,203

Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 0.645%, 8/25/35[4]	1,298,061	1,194,442

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.642%, 4/21/34[4]	697,578	716,821

RAMP Trust:
Series 2005-RS2, Cl. M4, 0.875%, 2/25/35[4]	4,469,000	4,012,353
Series 2005-RS6, Cl. M2, 0.665%, 6/25/35[4]	944,044	924,879
Series 2006-NC3, Cl. A3, 0.425%, 3/25/36[4]	16,698,000	13,781,978

Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A3, 0.605%, 5/25/37[4,5]	4,486,000	3,311,238

Total Mortgage-Backed Obligations (Cost $36,284,498)		46,998,628

Non-Convertible Corporate Bonds and Notes—3.2%

Appvion, Inc., 9% Sec. Nts., 6/1/20[5]	955,000	915,606

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,6]	999,000	796,703

Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]	14,000,000	14,396,200

Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[4,6]	11,000,000	10,663,125

Total Non-Convertible Corporate Bonds and Notes (Cost $26,073,751)		26,771,634

Convertible Corporate Bond and Note—0.4%

SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27 (Cost $3,000,000)	3,000,000	3,298,125

4  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

					Principal Amount	Value

Corporate Loans—1.4%

Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 0.178%-5.75%, 6/28/19[4]					$6,930,000	$7,003,631

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[4]					4,950,000	4,954,643

Total Corporate Loans (Cost $11,790,752)						11,958,274
					Shares

Structured Security—0.3%

Africa Telecommunications Media & Technology Fund 1 LLC[2,3] (Cost $10,000,000)					9,542,930	2,273,975
		Exercise Price	Expiration Date		Contracts

Exchange-Traded Options Purchased—0.0%

United States Treasury Nts., 10 yr. Futures, 12/14 Call[2]	USD	127.000	11/21/14	USD	400	100,000

United States Treasury Nts., 5 yr. Futures, 12/14 Call[2]	USD	120.000	11/21/14	USD	750	82,031

Total Exchange-Traded Options Purchased (Cost $351,472)						182,031

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.5%

Interest Rate Swap maturing 1/21/25 Put[2]	GSG	Receive	Six-Month JPY BBA LIBOR	2.000%	1/19/15	JPY	3,838,000	40

Interest Rate Swap maturing 1/25/26 Put[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.870	1/21/16	JPY	5,406,000	11,288

Interest Rate Swap maturing 2/28/27 Put[2]	JPM	Receive	Three- Month USD BBA LIBOR	4.500	2/24/17	USD	50,000	955,539

Interest Rate Swap maturing 4/13/26 Call[2]	JPM	Receive	Three- Month USD BBA LIBOR	3.410	4/11/16	USD	33,000	1,040,761

Interest Rate Swap maturing 4/13/26 Call[2]	JPM	Receive	Three- Month USD BBA LIBOR	3.468	4/11/16	USD	33,000	974,870

5  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 4/27/26 Call[2]	JPM	Receive	Three- Month USD BBA LIBOR	3.373%	4/25/16 USD	30,000	$1,012,370

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $8,098,189)							3,994,868

						Principal Amount

Municipal Bonds and Notes—0.3%

University of Puerto Rico, Series P:
5.00%, 6/1/23						$ 2,430,000	1,378,418
5.00%, 6/1/30						2,430,000	1,376,789

Total Municipal Bonds and Notes (Cost $3,056,689)							2,755,207

						Shares

Investment Companies—19.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[7,8]						24,123,251	24,123,251

Oppenheimer Master Loan Fund, LLC[7]						8,288,014	120,966,692

SPDR Gold Trust Exchange Traded Fund[2,9]						135,900	16,768,701

Total Investment Companies (Cost $162,031,069)							161,858,644

Total Investments, at Value (Cost $703,985,225)						98.2%	808,938,702

Net Other Assets (Liabilities)						1.8	14,668,417

Net Assets						100.0%	$823,607,119

Footnotes to Consolidated Statement of Investments

1. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $40,858,050. See accompanying Consolidated Notes.

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities as of July 31, 2014 was $65,055,433, which represents 7.90% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Africa Telecommunications Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$2,273,975	$(7,726,025)
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.422%, 6/15/32	1/9/13-7/10/13	20,843,730	22,373,604	1,529,874
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.432%, 6/15/32	1/9/13-1/25/13	6,249,502	6,508,760	259,258
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.452%, 9/15/41	4/19/13-5/29/13	23,678,998	24,749,094	1,070,096

6  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

FCB Financial Holdings, Inc., Cl. A	11/4/09	$7,500,000	$6,750,000	$(750,000)
FCB Financial Holdings, Inc., Cl. B	11/4/09	$2,400,000	$2,400,000	$—

		$70,672,230	$65,055,433	$(5,616,797)

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $32,366,554 or 3.93% of the Fund’s net assets as of July 31, 2014.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares July 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	341,351	214,021,724	190,239,824	24,123,251
Oppenheimer Master Loan Fund, LLC	8,288,014	—	—	8,288,014
Oppenheimer Short Duration Fund, Cl. Y	3,016,273	902	3,017,175	—

		Value	Income	Realized Gain

Oppenheimer Institutional Money Market Fund, Cl. E		$24,123,251	$23,730	$—
Oppenheimer Master Loan Fund, LLC		120,966,692	4,911,379 [a]	1,237,096 [a]
Oppenheimer Short Duration Fund, Cl. Y		—	17,719	—

Total		$145,089,943	$4,952,828	$1,237,096

    a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

8. Rate shown is the 7-day yield as of July 31, 2014.

9. All or a portion of this security is owned by the subsidiary. See accompanying Consolidated Notes.

	Shares Sold Short	Value

Securities Sold Short—(23.4)%
Common Stock Securities Sold Short—(23.4)%
Aflac, Inc.	(139,000)	$(8,303,860)

Air Lease Corp., Cl. A	(176,000)	(6,063,200)

Aircastle Ltd.	(165,000)	(2,961,750)

Assurant, Inc.	(63,500)	(4,023,360)

BHP Billiton Ltd., Sponsored ADR	(98,000)	(6,966,820)

BJ’s Restaurants, Inc.	(165,700)	(5,678,539)

Boeing Co. (The)	(74,600)	(8,987,808)

Camden Property Trust	(60,000)	(4,341,600)

Caterpillar, Inc.	(43,000)	(4,332,250)

CBL & Associates Properties, Inc.	(361,000)	(6,750,700)

Chesapeake Energy Corp.	(217,000)	(5,722,290)

Cliffs Natural Resources, Inc.	(287,300)	(5,013,385)

CME Group, Inc.	(58,000)	(4,288,520)

7  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

	Shares Sold Short	Value

Common Stock Securities Sold Short (Continued)

Comerica, Inc.	(186,000)	$(9,348,360)

Commerce Bancshares, Inc.	(69,457)	(3,129,733)

First Niagara Financial Group, Inc.	(400,000)	(3,440,000)

FirstMerit Corp.	(155,000)	(2,728,000)

Glimcher Realty Trust	(614,000)	(6,594,360)

KCG Holdings, Inc., Cl. A	(200,000)	(2,284,000)

Kohl’s Corp.	(94,000)	(5,032,760)

Montpelier Re Holdings Ltd.	(120,000)	(3,543,600)

NASDAQ OMX Group, Inc. (The)	(170,000)	(7,172,300)

Nationstar Mortgage Holdings, Inc.	(100,000)	(3,051,000)

Oracle Corp.	(113,000)	(4,564,070)

Pennsylvania Real Estate Investment Trust	(430,000)	(8,268,900)

Quicksilver Resources, Inc.	(598,734)	(1,125,620)

Rice Energy, Inc.	(100,000)	(2,630,000)

Rio Tinto plc, Sponsored ADR	(55,000)	(3,150,950)

Rosetta Resources, Inc.	(75,000)	(3,830,250)

Rouse Properties, Inc.	(203,392)	(3,447,494)

SanDisk Corp.	(126,500)	(11,601,315)

SandRidge Energy, Inc.	(200,000)	(1,192,000)

Seventy Seven Energy, Inc.	(15,500)	(347,665)

Southern Copper Corp.	(391,000)	(12,848,260)

Transocean Ltd.	(236,000)	(9,520,240)

United Technologies Corp.	(26,500)	(2,786,475)

Walter Energy, Inc.	(266,000)	(1,529,500)

Weingarten Realty Investors	(197,000)	(6,483,270)

Total Securities Sold Short (Proceeds $172,396,889)		$(193,084,204)

Forward Currency Exchange Contracts as of July 31, 2014
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BOA	08/2014	USD	39,360	JPY	4,040,000	$83,608	$—
DEU	01/2015	AUD	5,000	USD	4,572	17,543	—
DEU	01/2015	USD	17,200	AUD	19,760	—	938,099
JPM	08/2014	JPY	2,020,000	USD	19,610	27,872	—
RBS	10/2014	USD	9,935	EUR	7,300	157,538	—

Total Unrealized Appreciation and Depreciation						$286,561	$938,099

Futures Contracts as of July 31, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro BTP	EUX	Sell	9/8/14	43	$7,356,312	$(231,881)
United States Treasury Nts., 10 yr.	CBT	Sell	9/19/14	99	12,336,329	43,207

						$(188,674)

8  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

Cleared Credit Default Swaps at July 31, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.NA.HY.22	JPM	Buy	5.000%	6/20/19	USD	20,000	$1,717,122	$(1,320,177)

Over-the-Counter Credit Default Swaps at July 31, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.NA.IG.20	JPM	Sell	1.000%	6/20/18	USD	25,000	$(118,806)	$495,959

iTraxx Europe, Series 19, Version 1	JPM	Buy	1.000	6/20/18	EUR	19,490	(332,086)	(505,217)

Republic of Austria	GSG	Buy	1.000	12/20/16	USD	25,000	(874,393)	(500,997)

Republic of Italy	BAC	Buy	1.000	9/20/18	USD	15,000	(1,316,379)	(48,195)

Republic of Italy	GSG	Buy	1.000	9/20/18	USD	30,000	(2,689,419)	(96,390)

Total Over-the-Counter Credit Default Swaps							$(5,331,083)	$(654,840)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$25,000,000	$—	BBB+

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset to reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at July 31, 2014
Reference Asset	Counterparty	Pay/Receive Total Return	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

Blackstone Group LP (The)	GSG	Receive	Six-Month USD BBA LIBOR plus 58 basis points	10/17/14	USD	6,558	$426,028

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
DEU	Deutsche Bank AG
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
RBS	Royal Bank of Scotland plc (The)

9  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen

Definitions
CDX.NA.IG.20	Markit CDX North American Investment Grade High Volatility
CDX.NA.HY.22	Markit CDX North American High Yield
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
iTraxx Europe, Series 19, Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

10 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS    July 31, 2014    Unaudited

Oppenheimer Flexible Strategies Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a whollyowned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $237,961,906. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Flexible Strategies (Cayman) Fund Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the

11 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At July 31, 2014, the Fund owned 7,500 shares with a market value of $22,806,812.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

12 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

Securities Valuation

 The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

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Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a

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Securities Valuation (Continued)

security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of July 31, 2014 based on valuation input level:

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	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$51,665,261	$—	$—	$51,665,261
Consumer Staples	16,508,410	—	—	16,508,410
Energy	65,259,836	—	—	65,259,836
Financials	61,478,795	6,750,000	—	68,228,795
Health Care	62,359,561	9,442,009	—	71,801,570
Industrials	55,654,397	—	—	55,654,397
Information Technology	48,618,140	6,463,472	—	55,081,612
Materials	27,051,572	—	—	27,051,572
Telecommunication Services	9,146,560	—	—	9,146,560
Utilities	21,692,354	—	—	21,692,354
Preferred Stocks	12,920,497	8,199,000	—	21,119,497
Asset-Backed Securities	—	60,888,358	24,749,094	85,637,452
Mortgage-Backed Obligations	—	46,998,628	—	46,998,628
Non-Convertible Corporate Bonds and Notes	—	26,771,634	—	26,771,634
Convertible Corporate Bond and Note	—	3,298,125	—	3,298,125
Corporate Loans	—	11,958,274	—	11,958,274
Structured Security	—	—	2,273,975	2,273,975
Exchange-Traded Options Purchased	182,031	—	—	182,031
Over-the-Counter Interest Rate Swaptions
Purchased	—	3,994,868	—	3,994,868
Municipal Bonds and Notes	—	2,755,207	—	2,755,207
Investment Companies	40,891,952	120,966,692	—	161,858,644

Total Investments, at Value	473,429,366	308,486,267	27,023,069	808,938,702
Other Financial Instruments:
Swaps, at value	—	921,987	—	921,987
Futures contracts	43,207	—	—	43,207
Foreign currency exchange contracts	—	286,561	—	286,561

Total Assets	$473,472,573	$309,694,815	$27,023,069	$810,190,457

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(193,084,204)	$—	$—	$(193,084,204)
Swaps, at value	—	(1,150,799)	—	(1,150,799)
Centrally cleared swaps, at value	—	(1,320,177)	—	(1,320,177)
Futures contracts	(231,881)	—	—	(231,881)
Foreign currency exchange contracts	—	(938,099)	—	(938,099)

Total Liabilities	$(193,316,085)	$(3,409,075)	$—	$(196,725,160)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

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Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 1*

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(1,430,100)	$1,430,100

Total Liabilities	$(1,430,100)	$1,430,100

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

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increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

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Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund. During the period ended July 31, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $37,037,584 and $123,107,844, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation

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and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the period ended July 31, 2014, the Fund had an ending monthly average market value of $356,620 and $20,228,359 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

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Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended July 31, 2014, the Fund had an ending monthly average market value of $1,534,783 and $8,076 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of July 31, 2014, the fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance

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bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the period ended July 31, 2014, the Fund had ending monthly average notional amounts of $166,118,379 and $25,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset

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references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended July 31, 2014, the Fund had ending monthly average notional amounts of $6,285,668 and $2,076,933 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in nrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

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The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the period ended July 31, 2014, the Fund had an ending monthly average market value of $6,782,785 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of July 31, 2014, the Fund has required certain counterparties to post collateral of $4,256,036.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

24 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments.

25 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF

INVESTMENTS    Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of July 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$704,161,105
Federal tax cost of other investments	(188,286,895)

Total federal tax cost	$515,874,210

Gross unrealized appreciation	$135,652,312
Gross unrealized depreciation	(56,913,655)

Net unrealized appreciation	$78,738,657

26 OPPENHEIMER FLEXIBLE STRATEGIES FUND

STATEMENT OF INVESTMENTS     July 31, 2014     Unaudited

	Shares	Value

Common Stocks—99.5%

Consumer Discretionary—10.9%

Auto Components—2.0%
BorgWarner, Inc.	274,930	$17,114,392

Dana Holding Corp.	715,225	16,006,736

		33,121,128

Diversified Consumer Services—0.9%
Apollo Education Group, Inc.[1]	496,520	13,867,803

Household Durables—3.7%
Leggett & Platt, Inc.	373,370	12,246,536

Lennar Corp., Cl. A	314,830	11,406,291

Newell Rubbermaid, Inc.	795,060	25,823,549

PulteGroup, Inc.	627,420	11,073,963

		60,550,339

Leisure Products—0.4%
Hasbro, Inc.	124,230	6,206,531

Media—3.2%
Cinemark Holdings, Inc.	255,940	8,394,832

Gannett Co., Inc.	521,310	17,057,263

Interpublic Group of Cos., Inc. (The)	489,690	9,651,790

National CineMedia, Inc.	615,973	9,892,526

Regal Entertainment Group, Cl. A	364,480	7,092,781

		52,089,192

Specialty Retail—0.7%
GameStop Corp., Cl. A	288,662	12,115,144

Consumer Staples—3.9%

Beverages—0.2%
Cott Corp.	464,704	3,192,517

Food & Staples Retailing—0.6%
Rite Aid Corp.[1]	1,512,683	10,119,849

Food Products—0.9%
B&G Foods, Inc.	548,405	15,393,728

Household Products—0.6%
Energizer Holdings, Inc.	79,729	9,149,700

	Shares	Value

Tobacco—1.6%
Lorillard, Inc.	418,294	$25,298,421

Energy—7.8%

Energy Equipment & Services—2.0%
Diamond Offshore Drilling, Inc.	254,570	11,911,330

Noble Corp. plc	457,870	14,363,382

Oceaneering International, Inc.	97,985	6,654,161

		32,928,873

Oil, Gas & Consumable Fuels—5.8%
Cameco Corp.	678,210	13,672,714

Cimarex Energy Co.	95,260	13,243,045

EQT Corp.	114,270	10,720,811

HollyFrontier Corp.	117,300	5,514,273

Kodiak Oil & Gas Corp.[1]	627,390	9,749,641

QEP Resources, Inc.	199,560	6,595,458

Southwestern Energy Co.[1]	189,953	7,708,293

Tesoro Corp.	140,060	8,619,292

Whiting Petroleum Corp.[1]	210,830	18,656,347

		94,479,874

Financials—27.0%

Capital Markets—6.3%
Ares Management LP1	484,312	9,410,182

Invesco Ltd.	682,944	25,699,183

Lazard Ltd., Cl. A	868,386	45,416,588

Legg Mason, Inc.	132,882	6,305,251

Raymond James Financial, Inc.	337,790	17,210,400

		104,041,604

Commercial Banks—7.6%
Associated Banc- Corp.	717,170	12,851,686

Bank of the Ozarks, Inc.	135,580	4,171,796

Boston Private Financial Holdings, Inc.	764,090	9,535,843

East West Bancorp, Inc.	497,310	16,938,379

First NBC Bank Holding Co.[1]	367,260	11,675,195

Huntington Bancshares, Inc.	1,947,680	19,126,218

1    OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Shares	Value

Commercial Banks (Continued)

KeyCorp	1,311,980	$17,764,209

OFG Bancorp	375,055	5,985,878

SunTrust Banks, Inc.	363,360	13,825,848

TCF Financial Corp.	759,565	12,008,723

		123,883,775

Consumer Finance—1.7%
Navient Corp.	1,329,223	22,862,636

Synchrony Financial[1]	250,000	5,750,000

		28,612,636

Insurance—7.1%
Everest Re Group Ltd.	46,200	7,203,042

FNF Group[1]	460,361	12,480,387

Genworth Financial, Inc., Cl. A1	1,033,520	13,539,112

Lincoln National Corp.	272,170	14,258,986

Reinsurance Group of America, Inc., Cl. A	412,860	33,136,144

Unum Group	484,860	16,645,244

Validus Holdings Ltd.	522,450	19,085,098

		116,348,013

Real Estate Investment Trusts (REITs)—3.8%
Aviv REIT, Inc.	382,870	10,892,651

CubeSmart	409,200	7,451,532

Equity Lifestyle Properties, Inc.	236,530	10,475,914

LaSalle Hotel Properties	359,924	12,521,756

Omega Healthcare Investors, Inc.	396,781	14,498,378

Retail Opportunity Investments Corp.	378,617	5,842,060

		61,682,291

Thrifts & Mortgage Finance—0.5%
Essent Group Ltd.[1]	434,610	7,914,248

Health Care—9.6%

Health Care Equipment & Supplies—4.8%
Boston Scientific Corp.[1]	2,013,677	25,734,792

Cooper Cos., Inc. (The)	95,300	15,331,864

	Shares	Value

Health Care Equipment & Supplies (Continued)

Teleflex, Inc.	205,727	$22,165,027

Zimmer Holdings, Inc.	154,610	15,471,823

		78,703,506

Health Care Providers & Services—2.6%
Humana, Inc.	152,840	17,981,626

Omnicare, Inc.	392,731	24,545,687

		42,527,313

Health Care Technology—0.9%
MedAssets, Inc.[1]	672,540	14,284,750

Life Sciences Tools & Services—0.5%
Quintiles Transnational Holdings, Inc.[1]	154,210	8,470,755

Pharmaceuticals—0.8%
Hospira, Inc.[1]	249,390	13,833,663

Industrials—15.8%

Aerospace & Defense—1.3%
L-3 Communications Holdings, Inc.	121,930	12,797,773

Raytheon Co.	88,440	8,027,699

		20,825,472

Airlines—2.5%
Air Canada, Cl. B1	758,504	6,650,108

Delta Air Lines, Inc.	911,942	34,161,347

		40,811,455

Commercial Services & Supplies—1.8%
ACCO Brands Corp.[1]	1,363,150	9,024,053

Deluxe Corp.	375,130	20,635,901

		29,659,954

Electrical Equipment—4.2%
Eaton Corp. plc	500,690	34,006,865

Hubbell, Inc., Cl. B	128,450	15,020,943

Rockwell Automation, Inc.	185,410	20,702,880

		69,730,688

Machinery—4.7%
Oshkosh Corp.	486,810	22,500,358

Parker Hannifin Corp.	178,630	20,533,519

Pentair plc	176,181	11,287,917

2    OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Shares	Value

Machinery (Continued)

Sun Hydraulics Corp.	116,040	$4,233,139

Timken Co.	401,120	17,769,616

		76,324,549

Trading Companies & Distributors—1.3%
HD Supply Holdings, Inc.[1]	817,370	20,777,546

Information Technology—13.0%

Electronic Equipment, Instruments, & Components—1.6%
Anixter International, Inc.	160,899	13,832,487

Dolby Laboratories, Inc., Cl. A1	297,870	13,296,917

		27,129,404

Internet Software & Services—1.5%
IAC/InterActiveCorp	358,650	24,101,280

IT Services—1.7%
Sapient Corp.[1]	775,740	11,449,923

VeriFone Systems, Inc.[1]	471,630	15,804,321

		27,254,244

Semiconductors & Semiconductor Equipment—3.1%
Analog Devices, Inc.	213,600	10,600,968

Microchip Technology, Inc.	143,669	6,467,978

ON Semiconductor Corp.[1]	1,130,170	9,674,255

Skyworks Solutions, Inc.	250,100	12,695,076

Spansion, Inc., Cl. A1	600,110	11,384,087

		50,822,364

Software—3.4%
CA, Inc.	576,440	16,647,587

Citrix Systems, Inc.[1]	229,210	15,524,394

Synopsys, Inc.[1]	612,990	23,152,632

		55,324,613

Technology Hardware, Storage & Peripherals—1.7%
Seagate Technology plc	242,550	14,213,430

	Shares	Value

Technology Hardware, Storage & Peripherals (Continued)

Western Digital Corp.	141,200	$14,095,996

		28,309,426

Materials—5.2%

Chemicals—1.5%
PPG Industries, Inc.	72,400	14,361,264

Westlake Chemical Corp.	124,120	10,846,847

		25,208,111

Containers & Packaging—1.4%
Ball Corp.	234,630	14,373,434

Rock-Tenn Co., Cl. A	83,620	8,314,337

		22,687,771

Metals & Mining—1.4%
Nucor Corp.	32,920	1,653,242

Steel Dynamics, Inc.	560,740	11,893,295

TimkenSteel Corp.[1]	200,560	8,726,366

		22,272,903

Paper & Forest Products—0.9%
Louisiana-Pacific Corp.[1]	1,140,080	15,436,683

Telecommunication Services—2.3%

Diversified Telecommunication Services—2.3%
Frontier Communications Corp.	3,084,660	20,204,523

Windstream Holdings, Inc.	1,457,760	16,705,930

		36,910,453

Utilities—4.0%

Electric Utilities—0.7%
Entergy Corp.	153,102	11,150,419

Gas Utilities—0.7%
Questar Corp.	507,750	11,292,360

Multi-Utilities—2.6%
Alliant Energy Corp.	201,230	11,369,495

Ameren Corp.	233,730	8,986,919

Avista Corp.	208,640	6,474,099

DTE Energy Co.	173,460	12,804,817

3    OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS     Unaudited / Continued

	Shares	Value

Multi-Utilities (Continued)

Vectren Corp.	107,702	$4,102,369

		43,737,699

Total Common Stocks (Cost $1,325,665,836)		1,628,583,047

Investment Company—0.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $12,441,162)	12,441,162	12,441,162

Total Investments, at Value (Cost $1,338,106,998)	100.3%	1,641,024,209

Net Other Assets (Liabilities)	(0.3)	(5,422,752)

Net Assets	100.0%	$1,635,601,457

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares July 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	28,250,948	233,831,765	249,641,551	12,441,162

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$12,441,162	$11,690

3. Rate shown is the 7-day yield as of July 31, 2014.

4    OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO

STATEMENT OF INVESTMENTS     July 31, 2014     Unaudited

Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and

5    OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Securities Valuation (Continued)

“asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

6    OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

7    OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS     Unaudited / Continued

Securities Valuation (Continued)

The table below categorizes amounts as of July 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$177,950,137	$—	$—	$177,950,137
Consumer Staples	63,154,215	—	—	63,154,215
Energy	127,408,747	—	—	127,408,747
Financials	442,482,567	—	—	442,482,567
Health Care	157,819,987	—	—	157,819,987
Industrials	258,129,664	—	—	258,129,664
Information Technology	212,941,331	—	—	212,941,331
Materials	85,605,468	—	—	85,605,468
Telecommunication Services	36,910,453	—	—	36,910,453
Utilities	66,180,478	—	—	66,180,478
Investment Company	12,441,162	—	—	12,441,162

Total Assets	$1,641,024,209	$—	$—	$1,641,024,209

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,340,144,967

Gross unrealized appreciation	$322,987,040
Gross unrealized depreciation	(22,107,798)

Net unrealized appreciation	$300,879,242

8    OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	9/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	9/10/2014